UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 28, 2007
Date of Report (Date of earliest event reported)

HORIZON HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13626	75-2293354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 South Lake Vista Drive
Lewisville, Texas 75067
(Address of principal executive offices and zip code)

(972) 420-8200
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On March 28, 2007, Horizon Health Corporation (the “Company”) issued a press release announcing that the stockholders of the Company voted to adopt the Agreement and Plan of Merger dated as of December 20, 2006, by and among Psychiatric Solutions, Inc., Panther Acquisition Sub, Inc. and the Company, at a special meeting of the Company’s stockholders held on March 28, 2007.

A copy of the press release issued by the Company on March 28, 2007 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued on March 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON HEALTH CORPORATION

Date: March 28, 2007	By:	/s/ David K. Meyercord
David K. Meyercord
Executive Vice President, Administration and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued on March 28, 2007.